UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2022

AUTHENTIC EQUITY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39903	98-1562072
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Elm Place, 2nd Floor Rye, NY	10580
(Address of principal executive offices)	(Zip Code)

(646) 374-0919

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	AEACU	The NASDAQ Stock Market LLC
Class A ordinary shares included as part of the units	AEAC	The NASDAQ Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	AEACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The description of the Note under Item 2.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 8, 2022, Authentic Equity Acquisition Corp. (the “Company”) issued an unsecured promissory note (the “Note”) in the principal amount of up to $250,000.00 to Authentic Equity Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), which may be drawn down by the Company from time to time prior to the consummation of the Company’s initial business combination (the “Business Combination”) upon the Company’s written notice to the Sponsor and subject to the sole discretion of the Sponsor. Interest will accrue on the unpaid and outstanding principal balance of the Note at the lowest short-term Applicable Federal Rate (within the meaning of Internal Revenue Code Section 1274) beginning on the date of issuance. The Note is repayable in full upon the date of the Business Combination (the “Maturity Date”). At the Sponsor’s option, at any time prior to the Maturity Date, any amounts outstanding under the Note may be converted into warrants (the “Working Capital Warrants”) to purchase one Class A ordinary share, par value $0.0001 per share, of the Company equal to the principal amount of the Note so converted divided by $1.00 per Working Capital Warrant. The Working Capital Warrants will have the same terms as the existing private placement warrants issued to the Sponsor in connection with the Company’s initial public offering, except that the Working Capital Warrants will not be subject to forfeiture in connection with the Business Combination.

If the Company does not complete a business combination, the Note will not be repaid, and all amounts owed under it will be forgiven except to the extent that the Company has funds available to it outside of its trust account established in connection with its initial public offering. The Note is subject to customary events of default, the occurrence of which automatically triggers the unpaid principal balance of the Note and all other sums payable with regard to the Note becoming immediately due and payable.

The Note was issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Promissory Note in favor of Authentic Equity Sponsor, LLC, dated September 8, 2022.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Authentic Equity Acquisition Corp.

Date: September 9, 2022	By:	/s/ Todd Khoury
	Name:	Todd Khoury
	Title:	Chief Financial Officer

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